Scheduled Maturities for Total Time Deposits (Detail) ₨ in Millions, $ in Millions	Mar. 31, 2015 INR (₨)	Mar. 31, 2015 USD ($)	Mar. 31, 2014 INR (₨)
Due to mature in the fiscal year ending March 31
2016	₨ 1,737,103.7	$ 27,878.4	₨ 1,327,554.2
2017	507,781.4	8,149.3
2018	122,233.3	1,961.7
2019	88,001.3	1,412.3
2020	47,145.4	756.6
Thereafter	17,147.6	275.2
Total	₨ 2,519,412.7	$ 40,433.5	₨ 2,025,828.4